                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               JANUARY 30, 2001
                                DATE OF REPORT
                       (DATE OF EARLIEST EVENT REPORTED)



                                AMAZON.COM INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

      DELAWARE                    000-22513                  91-1646860
   (STATE OF OTHER          (COMMISSION FILE NO.)          (IRS EMPLOYER
    JURISDICTION                                         IDENTIFICATION NO.)
  OF INCORPORATION)

        1200 - 12TH AVENUE SOUTH, SUITE 1200, SEATTLE, WASHINGTON 98144
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES. INCLUDING ZIP CODE)

                                (206) 266-1000
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 5.   OTHER EVENTS

    On January 30, 2001, Amazon.com, Inc. announced its financial results for the fourth quarter of 2000.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)  Exhibits

       99.1  Press Release dated January 30, 2001 regarding
             Amazon.com's fourth quarter financial results.

                                       2
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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMAZON.COM, INC.
                                        (REGISTRANT)


Dated: February 1, 2001                 By:  /s/ L. Michelle Wilson
                                             ----------------------------------
                                             L. Michelle Wilson
                                             Vice President, General Counsel and
                                             Secretary


                                 EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------

    99.1 Press Release dated January 30, 2001 regarding Amazon.com's fourth quarter financial results.

                                       3